Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Pathward Financial, Inc. (the “Company”) for the year ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett L. Pharr, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Brett L. Pharr
Name: Brett L. Pharr
Chief Executive Officer and Director
November 25, 2025